U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14-F

Preliminary Information Statement under Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder

SCHEDULE 14-C

Preliminary Information Statement under Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-1 thereunder

Commission File Number: 000-51232

PREMIER PRODUCTS GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	68-0582275
(State or other jurisdiction of incorporation	(IRS Employer Identification Number)

74411 Tracyton Blvd NW
Bramerton, WA 98311	360-420-4397
(Address of principal executive offices)	(Telephone Number)

Securities registered under Section 12(b) of the Exchange Act:

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, Par Value $0.00001 Per Share

(Title of Class) Check the appropriate box:

[X] Preliminary Information Statement as to Change of Control

[ ] Definitive Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

Payment of Filing Fee (Check the Appropriate Box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

[Balance of Page Intentionally Left Blank]

PRELIMINARY INFORMATION STATEMENT PURSUANT TO

SECTION 14(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER

PRELIMINARY INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-1 THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

September 21, 2020

On September 21, 2020, the board of directors of Premier Products Group, Inc. (the “Company”) authorized a change of control of the Company. Also, on September 21, 2020, stockholders holding a majority (specifically 51%) of our authorized votes approved these actions as described within these Preliminary Combined Information Statement materials.

Stockholders of record at the close of business on October 11, 2020 are entitled to notice of these stockholder actions by written consent. Because these actions have been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Amendments will not be affected until at least 20 calendar days after the mailing of the Definitive Information Statement accompanying this Notice. We anticipate that the Change of Control will become effective on or about October 11, 2020, at such time as a FINRA filing associated with the associated “corporate action” is authorized.

Attached hereto for your review is a Combined Preliminary Information Statement (in lieu of a Proxy Statement) as described in greater detail in these materials relating to the above-described action. Please read this Combined Preliminary Information Statement carefully. It describes the essential terms of the action to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

Your vote or consent is not requested or required to approve this Change of Control. The accompanying Combined Preliminary Information Statement is provided solely for information as a Company shareholder.

On behalf of the Board of Directors,

/s/ Terry Stein

Interim President/CEO and Chairman

PRELIMINARY INFORMATION STATEMENT PURSUANT TO SECTION 14(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER

PRELIMINARY INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-1 THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PREMIER PRODUCTS GROUP, INC. 7441 Tracyton Blvd NW Bramerton WA 98311

General Information

Pursuant to (i) Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14f-1 thereunder AND (ii) Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder and Rule 14c-1 thereunder, the notice and this preliminary information statement (this “Combined Preliminary Information Statement”) will be sent or given on or about October 11, 2020, to the stockholders of record, as of October 11, 2020 (the “Record Date”), of Premier Products Group, Inc., a Delaware corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”). This Combined Preliminary Information Statement is being circulated to advise Company stockholders of actions already approved and taken without a meeting by written consent of Company stockholders who hold a majority of the voting power of our voting stock.

On September 21, 2020, the board of directors of the Company authorized a change of control in the Company. On September 21, 2020, stockholders holding a majority of our voting power approved these actions, specifically the vote of the Preferred B Shares (as described in greater detail in “Certain Beneficial Owners…” below) or 51%, of the Company’s permitted votes, approved the corporate actions described below, albeit effective 20 days after this Preliminary Combined Information Statement is sent to Company shareholders of record.

Stockholders of record at the close of business on October 11, 2020 are entitled to notice of these stockholder actions by written consent. Because these actions have been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited.

[Balance of Page Intentionally Left Blank]

ABOUT THE COMBINED PRELIMINARY INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE COMBINED STATEMENT?

This Combined Statement is being furnished to you pursuant to Sections 14(f) and 14(c) of the Exchange Act to notify the Company’s stockholders as of the close of business on the Record Date of the Corporate Actions taken by a majority of the Company’s Stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Change of Control as outlined in this Combined Statement (which action is expected to be effective on a date that is at least 20 days after the mailing of the definitive version of this Combined Statement).

WHO IS ENTITLED TO NOTICE?

Each outstanding shareholder of record of the Company’s voting securities on the close of business on the Record

Date is entitled to notice of each matter voted on by the stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Change of Control. Under the applicable Delaware corporate law, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Corporate Actions consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 51 shares of Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”). Each of the Series B Preferred Stock shares has the right to vote, on all shareholder matters, The Series B Preferred Stock will be entitled to this voting right no matter how many shares of common stock or other voting stock of the Company are issued or outstanding in the future. The Series B Preferred Stock shall have a right to vote on all matters presented or submitted to the Corporation’s stockholders for approval in pari passu with holders of the Corporation’s common stock, and not as a separate class.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the Change of Control as herein outlined.

WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTIONS?

No further vote is required for approval of the Change of Control.

[Balance of Page Intentionally Left Blank]

PRELIMINARY INFORMATION STATEMENT PURSUANT TO SECTION 14(f) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14f-1 THEREUNDER

PRELIMINARY INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-1 THEREUNDER

We are providing this consolidated Combined Preliminary Information Statement to holders of the shares of common stock, par value $0.0001 per share (the "Common Stock") of Premier Products Group, Inc. (the “Company"), as of October 11, 2020, respectively pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Rule 14f-1 thereunder

AND Section 14(c) of the Exchange Act and Rule 14c-1 thereunder (the “Preliminary Combined Information Statement” or the “Combined Statement”) upon the advice of recently engaged securities counsel. You are receiving this Combined Statement in connection with (i) the change in control of the Company with the prospective addition of new directors.

This Combined Statement is being filed with the Securities and Exchange Commission (the "SEC") and will be mailed to the stockholders on or about October 11, 2020.

WE ARE NOT SOLICITING YOUR PROXY. NO VOTE OR OTHER ACTION BY THE COMPANY’S SHAREHOLDERS IS REQUIRED IN RESPONSE TO THIS COMBINED INFORMATION STATEMENT.

NOTICE OF MAJORITY SHAREHOLDERS’ ACTION

To the Stockholders of Premier Products Group, Inc.:

This Notice and the accompanying Combined Preliminary Information Statement are being furnished to the stockholders of Premier Products Group, Inc., a Delaware corporation (the “Company”). On September 21, 2020, current directors of the Company voted in favor of adding three (3) new directors to the board of directors and one (1) chairman (subject to any required SEC filings). On September 21, 2020, shareholders voted shares representing 51% of Company’s common stock in favor of the contemplated Change of Control (again subject to any required SEC filings). There has been no reverse stock split, name change or other corporate action. The one (1) current director of the Company unanimously agreed to and approved the Change of Control on September 21, 2020.

Because the appointments are deemed to constitute a “change of control” of the Company, this Combined Statement is required to be the subject of an associated Preliminary Information Statement sent shareholders pursuant to Section 14(f) (and associated rules) under the Exchange Act and pursuant to Section 14(c) (and associated rules) under the Exchange Act. Because the Change of Control is being effected in lieu of a proxy vote relating to this matter, this Combined Statement is required to be the subject of an associated Information Statement sent shareholders pursuant to Sections 14(f) and 14(c) (and associated rules) under the Exchange Act. Because both Information Statements are required to be filed with the Securities and Exchange Commission and, once finalized, sent to all Company shareholders of record, the Company has elected to consolidate both into this Combined Preliminary Information Statement.

The Company common shares are voting. There are currently 500,000,000 authorized and 299,555,605 common issued. These shares are held by approximately 1,209 shareholders.

This Combined Preliminary Information Statement is being provided solely for informational purposes and is NOT being provided in connection with the vote of Company shareholders.

As noted above, the Board Designees will take office upon this Information Statement having been filed with the SEC and forwarded to Company shareholders of record at least 20 days in advance. (For more information about this change of control, biographical information and the prospective of three (3) new directors to the Company’s Board and one (1) chairman, see “Board Designees” below.) The Change of Control (while authorized) will not take effect under after this Combined Statement has been filed and the subsequent Definitive version of the Combined Statement has been sent to shareholders and 20 calendar days will have passed, expected to occur on or about October 31st, 2020.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Combined Information Statement is provided solely for your information.

By order of the members of the Board of Directors:

Terry Stein, Interim CEO & Chairman

Dated: September 21, 2020

PRELIMINARY INFORMATION STATEMENT OF PREMIER PRODUCTS GROUP, INC. THIS SCHEDULE 14-F AND SCHEDULE 14-C COMBINED PRELIMINARY INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF PREMIER PRODCUTS GROUP, INC.

YOU ARE REMINDED WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

[Balance of Page Intentionally Left Blank]

As of the date of this Combined Statement filing, our executive officer and directors (specifically Mr. Terry Stein owns all 51 Preferred shares. Beneficially owns 51 shares of our Series B preferred stock. Effective December 2nd, 2019, Terry Stein (currently Interim President and CEO), the holder of an aggregate 51 shares (in other words all shares) of Series B Preferred Stock of Premier Products Group, Inc. (the “Company”), representing 100% of the issued and outstanding shares of Series B Preferred Stock of the Company, sold all 51 of his shares of Series B Preferred Stock to Wilford Hicks, Tony Hicks and Edward Lee jointly, for a total purchase price of $250,000 in the form of a Promissory Note secured by the full 51 shares of Series B Preferred Stock. Said Promissory Note, along with the rights, title, and interest to the funds and security, has been assigned to Wilford Hicks, Tony Hicks and Edward Lee jointly .

Each one (1) share of the Series B Preferred Stock has voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding Common and Preferred Stock eligible to vote at the time of the respective vote (the "Numerator" ), divided by (y) 0.49, minus (z) the Numerator. For the avoidance of doubt, if the total issued and outstanding Common Stock eligible to vote at the time of the prospective future vote is 5,000,000, the voting rights of one share of the Series B Preferred Stock shall be equal to 102,036 (0.019607 x 5,000,000) / 0.49) — (0.019607 x 5,000,000) = 102,036). This Preferred formula means that the holder of 51 shares of our Series B Preferred Stock holds the majority “control block” and is able to exercise significant control over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. This could delay or prevent an outside party from acquiring or merging with our Company even if our other stockholders want it to occur.

As a result of the transaction on September 21, 2020, the Purchaser owns Preferred Stock representing approximately 51% of the voting rights of equivalent Common Stock at any given time regardless of the issued and outstanding shares of Common Stock, thus holding majority control. The purchase of Series B Preferred Stock by the Purchaser was financed with the issuance of a secured Promissory Note.

The following table sets forth, as of today’s date, certain information regarding the beneficial ownership of the shares of Common Stock by: (i) each person who, to the Company’s knowledge, beneficially owns 5% or more of the shares of Common Stock and (ii) each of the Company’s directors and “named executive officers.” As of September 21, 2020, there were 299,555,605 shares of Common issued and outstanding.

Title of Class	Name and address of beneficial owner and nature of beneficial ownership	Amount	Percent of class
Preferred	Old Sawmill Partners, LLC	51*	*100%
Preferred	Edward Y. Lee, Tony Hicks & Wilford Hicks	51 (1)	100. %
Total Officers and Directors
	Preferred stock	51	100%

* Old Sawmill Partners LLC sold all of his 51 shares of the Company’s Preferred Stock, effective September

21, 2020, and now owns 0% of Preferred

(1) The 51 shares of Series B Preferred Stock are held in the name Edward Y. Lee, Director of Premier Products Group, Inc. Tony Hicks, Chairman and Wilford Hicks, Director of Premier Products Group, Inc.

The above table reflects share ownership as of the Record Date, and after giving effect to the Change of Control approved on September 21, 2020. Each share of Common Stock has one vote per share on all matters submitted to a vote of our shareholders.

On September 21, 2020 the then constitute board appointed the following directors and officers effective 20 days after the Combined Definitive Information Statement has been forwarded to shareholders of record:

Name	Age	Position(s)
Tony Hicks	57	Chairman
Darryl Calloway	59	Interim Chief Executive Officer
Edward Y. Lee	51	Director
Arnold F. Sock	66	Secretary & Interim Chief Financial Officer
Pat Loveless	54	VP of Real Estate Acquisitions
Randall Brown	49	Director & VP Marketing
Fadi Joheir	53	VP of Development
Imran Qamar	50	VP of Design & Development
Greg J. Goulas	69	Senior VP of Development
Wilford Hicks	56	Director

Tony Hicks, Chairman: Age 57, For over twenty-five years, Mr. Hicks has been an active Senior Partner with Trai Beverly Hills, where he remodeled 250+ residential homes around the country. For ten years, he owned and managed a successful residential and commercial mortgage lending company. Most recently, he has partnered with World Heavyweight Champion and multi-million dollar pitch man George Foreman as the founder and creator of the Choosing Independence Visa Debit Card program, a global initiative focused on helping students eliminate student loan debt.

Arnold F. Sock Esquire, Secretary & Interim Chief Financial Officer: Age 66, Mr. Sock holds degrees from Roger Williams University-B.S. in Accounting; The University of West Los Angeles School of Law - Juris Doctor; and Golden Gate University School of Law - Master of Laws. He is a member of the State Bar of California and was admitted to practice in June 1995. Mr. Sock has held the positions of President, Chief Financial Officer, and Secretary in public and private companies since 1983, in addition to directorships in public and private companies.

Darryl Calloway, Interim Chief Executive Officer: has twenty-six plus years of experience in real estate development and urban land economics. Proven history of providing insightful market analysis on a strong understanding of financial trends and patterns to problem solve and provide optimal advice and identify commercial opportunities. Darryl has advanced communication and creative problem-solving skills, with a sound background in delivering project support for all the stages from initial design to final occupancy to property operations.

Greg J. Goulas, Senior VP of Development: Age 69, Mr. Goulas has over forty-eight years of experience in the real estate construction and development industries. He holds both a Masters and Ph.D. in Construction Management and received acceptance into the prestigious International MBA program offered by Liverpool University. His entrepreneurial career spans residential and commercial construction, turn-key real estate development, international consulting in municipal development geared toward the economic stimulus, and alternative energy. Mr. Goulas is thoroughly knowledgeable with extensive experience in all areas of construction and development: state-of-the-art construction materials and methods, land use, project pro forma development, and feasibility, contract negotiations, and financial strategies such as Inducement Resolutions and Industrial Revenue Bonding. His consulting experience includes extensive travel to China, Asia, the South Pacific, North Africa, and the Caribbean for planning meetings with government officials and Heads of State. He was a guest of the Chinese Government at their prestigious Diaoyutai State Guesthouse, a highly secured compound near the center of Beijing reminiscent of Camp David in the United States.

Pat Loveless, VP of Real Estate Acquisitions: Age 54, as a twenty-five year licensed Real Estate Broker in the State of California, Pat Loveless has worked in all facets of real estate, including finance, construction, development, residential and commercial portfolio acquisitions, and investments. Her diverse real estate knowledge and extensive record of strategically guiding her clients have assisted her in securing and selling multi-millions of dollars in real estate transactions throughout her career. She provides strategic marketing, portfolio management skills, and an unmatched devotion to her clients. Her specific areas of expertise include but are not limited to strategic planning, asset repositioning, portfolio management, community development, residential and commercial real estate, and mortgage lending.

Fadi Joheir, VP of Development: Age 53, Fadi has over 25 years of experience in real estate development and urban land economics. Proven history of providing insightful market analysis on a strong understanding of financial trends and patterns to problem solve and provide optimal advice and identify commercial opportunities. Advanced communication and creative problemsolving skills, with a sound background in providing project support for all the stages from initial design to final occupancy to property operations. Adept at working within a team or independently in fast-paced environments.

Imran Qamar: Imran has twenty-six plus years of well-rounded (architecture, interior design, city planner, urban designer, construction & development) international experience in design, construction, and real estate development. He has produced $1.6 billion worth of projects on four continents (7 countries, 26 US States) covering 11 million SF. He has been a recognized leader and part of an award-winning commercial, hospitality, residential, and institutional / community projects. Mr. Qamar is a prominent leader with strong design sensibilities, financial acumen, and fiduciary responsibility, along with excellent people/communication skills. He has managed multi-disciplined teams across geographically diverse locations while maintaining budgets & schedules. He is a global citizen – lived in 4 countries, visited 47 US States and 30+ countries.

Edward Y. Lee, Board of Director: Age 49, Mr. Lee, is and has been a licensed attorney since 1994, specializing in the areas of personal injury and civil litigation. Mr. Lee has recently earned the distinction of being certified as a Who’s Who Top Attorney of North America. Additionally, as an individual, and his law firm, the Law Offices of Edward Y. Lee, has been ranked among the ten best by both the American Institute of Personal Injury Attorneys and Attorney and Practice Magazine for two consecutive years. Mr. Lee is a member of the Consumer Attorneys

Association of Los Angeles and the American Association for Justice and has appeared on CBS, ABC, NBC, The Glenn Beck Show, and On the Record with Greta Van Susteren providing legal commentary.

Randall Brown, Director & VP of Marketing: Age 49, Mr. Brown has a B.S. in psychology and 15+ years of experience in marketing from brand management, business development, strategic and direct marketing. Randall has created a marketing incubator and has a unique skill set by helping more than 100 start-ups go from $0 revenue to 250K up to $1M in revenue in one calendar year. Randall is constantly seeking out creative partnerships for continued growth in these fast changing and diverse markets.

Wilford Hicks, Director: Age 56, Mr. Hicks is a real estate investor for the last 20 years. Mr. Hicks has over 20 years of growing organics. Mr. Hicks specialty is Farm production and operations.

The Company has not entered into any material plan, contract or arrangement (whether or not written) with its new directors appointed on September 21, 2020, effective as outlined in this Combined Statement.

The Definitive version of the Combined Information Statement will be mailed or furnished to Company stockholders of record. All necessary corporate approvals in connection with the matters referred to herein have been obtained and this Combined Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Exchange Act, of the contemplated Change of Control before it takes effect.

This Combined Statement is first being mailed or furnished to the stockholders of the Company on or about October 11, 2020. Accordingly, the change in control will not become effective until such future date as determined by the new Board of Directors, but in no event earlier than the 20 days after this Combined Statement is mailed or furnished to Company shareholders.

The Board of Directors of the Company knows of no other matters other than that described in this Combined Statement which have been recently approved or considered by the holders of the common stock.

This Information Statement is first being mailed or furnished to stockholders on or about October 11, 2020. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse any brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the common stock.

PRINCIPAL EFFECTS OF THE TRANSACTIONS

On or after the Effective Date, the new Board Designee shall become the three (3) fully voting Members of the Board of Directors. With this change of control, it is the intent of the reconstituted Board to charge its officers with pursuit of its business plan by, first, stabilizing the Company and, second, beginning to implement changes to increase revenue. While other Company matters and actions may be necessary, they are being deferred until later in fiscal year 2020.

ADDITIONAL INFORMATION

Audit, Nominating and Compensation Committees

Our Board of Directors, currently comprised of three directors, does not have standing audit, nominating or compensation committees, committees performing similar functions or charters for such committees. Instead, the functions that might be delegated to such committees are carried out by our Board of Directors, to the extent required. Our Board of Directors believes that the cost associated with such committees has not been justified under our current circum-stances.

Our Board believes that its current members have sufficient knowledge and experience to fulfill the duties and obligations of an audit committee. The Board has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member’s financial sophistication.

Our Board of Directors does not currently have a policy for the qualification, identification, evaluation or consideration of board candidates and does not think that such a policy is necessary at this time, because it believes that, given the small size of our Company, a specific nominating policy would be premature and of little assistance until our operations are at a more advanced level. Currently the entire Board decides on nominees.

Our Board of Directors does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. We do not have any restrictions on shareholder nominations under our articles of incorporation or bylaws. The only restrictions are those applicable generally under Nevada law and the federal proxy rules. The Board will consider suggestions from individual shareholders, subject to an evaluation of the person’s merits. Shareholders may communicate nominee suggestions directly to the Board, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. There are no formal criteria for nominees.

Code of Ethics

The Company has not adopted a code of ethics that applies to its principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company intends to do so during the current fiscal year.

Communication to the Board of Directors

Holders of our common stock may send written communications to our entire board of directors, or to one or more board members, by addressing the communication to “the Board of Directors” or to one or more directors, specifying the director or directors by name, and sending the communication to our offices. Communications addressed to the Board of Directors as a whole will be delivered to each board member. Communications addressed to a specific director (or directors) will be delivered to the director (or directors) specified.Security holder communications not sent to the board of directors as a whole or to specified board members will be relayed to board members.

Meetings of the Board of Directors and Stockholders

The Company has not adopted any policy with regard to Board members’ attendance at annual meetings of security holders. Prior to the change of control voted on by the then existing board held no formal meetings during the years ended December 31, 2017 and 2018. No annual meeting of stockholders was held in 2017, 2018 or 2019, as the Company previously had elected not to conduct the same in order to conserve operating capital.

Conflicts of Interest

We have not adopted any policies or procedures for the review, approval or ratification of any transaction between our Company and any executive officer, director, nominee to become a director, 10% stockholder or family member of such persons, required to be reported under paragraph (a) of Item 404 of Regulation S-K promulgated by the SEC.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our outstanding equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than 10% members are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of Litigation Proceedings described, the Company has been advised that all required filings have not been made by prior management. Such filings will be made on behalf of current management during this quarter.

Legal Proceedings

The Company is not aware of any legal proceeding in which any current director or officer, any of the current Directors or the single new Board Designee or any of their affiliates is a party adverse to the Company or has a material interest adverse to it.

Accounting Matters: The Change in Control will not affect the par value of the Company’s common stock.

Material U.S. Federal Income Tax Consequences of the Change of Control: None

Vote Required: None

Dissenters’ Rights of Appraisal: The Company is a Delaware corporation and governed by the Delaware General Corporation Law (the “DGCL”). Holders of the Company’s common stock do not have appraisal or dissenter’s rights under the DGCL Code in connection with the Change of Control.

Where You Can Find Additional Information: The Company is required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document the Company files at the SEC’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100F Street, N.E.--Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of any Company filings with the SEC are also available to the public from the SEC’s website at www.sec.gov on its EDGAR filing system.